UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 6, 2026

GYRODYNE, LLC

(Exact name of Registrant as Specified in its Charter)

New York	001-37547	46-3838291
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

One Flowerfield
Suite 24
St. James, New York 11780

(Address of principal executive
offices) (Zip Code)

(631) 584-5400

Registrant’s telephone number,
including area code

N/A

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Limited Liability Company Interests	GYRO	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

GSD Flowerfield LLC, a New York limited liability company (“GSD”) and wholly-owned subsidiary of Gyrodyne, LLC, a New York limited liability company (the “Company”), and B2K Smithtown LLC, a Delaware limited liability company (“B2K”), have entered into a Second Amendment dated as of January 6, 2026 (the “Second Amendment”) to the Purchase and Sale Agreement effective as of July 30, 2025 (the “Purchase Agreement”) between GSD and B2K.

Among other provisions, the Second Amendment provides as follows:

●
On-Site Improvements. At closing, GSD will credit B2K $1,520,222 toward the purchase price for specified on-site improvements to Lots 1 and 3 of Flowerfield, with no increase if additional work is required. B2K will be responsible for constructing all common facilities and offsite improvements, while GSD will use commercially reasonable efforts to cooperate by providing access at no cost to GSD. The Company is reviewing the impact of the aforementioned purchase price credit for on-site improvements to determine the impact, if any, on the overall value of the Flowerfield property.

●
Investigation Period. The parties acknowledge that the Investigation Period (as defined in the Purchase Agreement), as extended, has expired and that B2K’s right to terminate the Purchase Agreement under Section 3.1(D) of the Purchase Agreement is null and void and of no further force nor effect.

●
Title Objections. B2K delivered a title objection notice dated December 15, 2025 pursuant to Section 1.2 of the Purchase Agreement, to which GSD responded by letter dated December 19, 2025. The Amendment provides that B2K accepts GSD’s response, with GSD obligated only to the actions stated therein or required by the Purchase Agreement. The parties have until February 5, 2026 to resolve certain third party land use covenants; if agreement is not reached, B2K may terminate the Purchase Agreement on or before February 6, 2026 and receive a return of its deposit, with the Purchase Agreement becoming void and of no force and effect. If B2K does not timely terminate, it is deemed to have accepted the covenants as recorded.

Except as otherwise expressly set forth in the Second Amendment, all other terms and conditions of the Purchase Agreement are ratified, confirmed and remain in full force and effect.

The foregoing description of the Second Amendment is qualified in it is entirety by reference to the full text of the Second Amendment, which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Company believes it is premature to determine the impact on the timeline and on the value of net assets in liquidation as the resolution to the aforementioned third-party covenant issue is not known and therefore not estimable.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

10.1*	Second Amendment dated as of January 6, 2026 to Purchase Agreement dated as of July 30, 2025 between GSD Flowerfield LLC and B2K Smithtown LLC.

104	Cover page Interactive Data File (formatted as Inline XBRL document)

* CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[******]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) ARE THE TYPE OF INFORMATION THAT THE COMPANY CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE OR CONFIDENTIAL.

Forward-Looking Statement Safe Harbor

The statements made in this Current Report on Form 8-K and other materials the Company has filed or may file with the SEC, in each case that are not historical facts, contain "forward-looking information" within the meaning of the Private Securities Litigation Reform Act of 1995, and Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, which can be identified by the use of forward-looking terminology such as "may," "will," "anticipates," "expects," "projects," "estimates," "believes," "seeks," "could," "should," or "continue," the negative thereof, and other variations or comparable terminology as well as statements regarding the evaluation of strategic alternatives and liquidation contingencies. These forward-looking statements are based on the current plans and expectations of management and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those reflected in such forward-looking statements. Such risks and uncertainties include, but are not limited to, risks and uncertainties relating to our efforts to enhance the values of our remaining properties and seek the orderly, strategic sale of such properties as soon as reasonably practicable, risks associated with the Article 78 proceeding against the Company and any other litigation that may develop in connection with our efforts to enhance the value of and sell our properties, risks relating to our national marketing campaign led by JLL for the sale of our Flowerfield and Cortlandt Manor properties, risks associated with our purchase and sale agreement with B2K (and future purchase and sale agreements for our remaining properties that may be contingent on years-long regulatory contingencies) in light of our financial condition, ongoing community activism, risks associated with proxy contests and other actions of activist shareholders, risks related to the recent banking crisis and closure of two major banks (including one with whom we indirectly have a mortgage loan), regulatory enforcement, risks inherent in the real estate markets of Suffolk and Westchester Counties in New York, the ability to obtain additional capital in order to enhance the value of the Flowerfield and Cortlandt Manor properties and negotiate sales contracts and defend the Article 78 proceeding from a position of strength, the continuing effects of the COVID-19 pandemic, the ongoing risk of inflation, elevated interest rates, recession and supply chain constraints or disruptions and other risks detailed from time to time in the Company's SEC reports. These and other matters the Company discusses in this Current Report on Form 8-K may cause actual results to differ from those the Company describes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GYRODYNE, LLC

	By:	/s/ Gary Fitlin
Gary Fitlin
President, Chief Executive Officer, Chief Financial Officer and Treasurer
Date: January 12, 2026